Exhibit 99.4

Highly Confidential Prepared at the Direction of Counsel Subject to FRE408 Project Explorer Restructuring Term Sheet Proposals September 29, 2019

Highly Confidential
Prepared at the Direction of Counsel
Subject to FRE408

Term Sheet Comparison

	8/30 Ad Hoc Group Proposal	9/16 Company Counterproposal	9/27 Ad Hoc Group Counterproposal	9/29 Company Global Settlement Proposal
DIP / Cash Collateral	■ $[200]mm new money secured debt raise (the "DIP to Exit"), pari passu with the existing RBL ▸ [6.5]% rate; Rolls into $[200]mm exit facility with 6 year maturity ▸ Backstopped by 1.125L / 1.25L Ad Hoc Group (the "Ad Hoc Group"); [5.0]% backstop fee, payable in cash ▸ $125mm made available to 1.125L noteholders and $75mm made available to 1.25L noteholders	■ Roll up of [•]% of prepetition $629mm RBL Facility structured as a [DIP-to-Exit Facility]	■ Same as 9/16 Company Counterproposal	■ Same as 9/16 Company Counterproposal
Equity Rights Offering	■ $[200]mm new money convertible preferred equity raise ■ Backstopped by Ad Hoc Group members on account of 1.25L positions; [50]% backstop fee consisting of a rollup of 1.25L claims into New 2L Notes ■ $75mm made available to 1.125L noteholders and $125mm made available to 1.25L noteholders	■ Common Equity Rights Offering ("ERO") of $[250]mm ▸ Offered to 1.25L and 1.5L holders with percentage splits TBD ▸ Backstop fee TBD, paid in equity • [•]% backstopped by Ad Hoc Group members • [•]% backstopped by certain 1.5L Noteholders ■ Funds from the ERO used as follows: ▸ Pay down pro forma RBL Facility [/roll-up DIP], pay Chapter 11 case admin. expenses and fund exit costs	■ No Equity Rights Offering	■ ERO of $[250]mm ▸ [80]% offered to 1.25L and [20]% to 1.5L holders ▸ Backstop fee [6]%, paid in equity (at discounted rights offering subscription price) • [80]% backstopped by Ad Hoc Group members • [20]% backstopped by certain 1.5L Noteholders ■ Funds from the ERO used as follows: ▸ Pay down pro forma RBL Facility [/roll-up DIP], pay Chapter 11 case admin. expenses and fund exit costs
New 2L Notes	■ $[1,100]mm resulting from ▸ Exchanging all outstanding 1.125L Notes at par ($1,000mm) ▸ Rolling up $[100]mm of 1.25L Notes as part of Rights Offering backstop (i.e., [50]% of $[200]mm of new money)	■ Total $[1,250]mm [8.0]% 2L Notes resulting from ▸ Exchanging all outstanding 7.75% 1.125L Notes at par ($1,000mm), and ▸ New money of $[250]mm structured as a debt rights offering offered to 1.25L holders ■ [5]% backstop fee paid in cash; backstopped by certain Ad Hoc Group Members	■ $1,200mm resulting from ▸ Exchanging $800mm of 1.125L Notes at par ▸ New money of $400mm structured as a debt rights offering, $250mm made available to 1.125L and $150mm made available to 1.25L ■ New money backstopped by Ad Hoc Group members ▸ 8.0% backstop fee paid in cash	■ Total $[1,250]mm [8.0]% 2L Notes resulting from ▸ Exchanging all outstanding 7.75% 1.125L Notes at par ($1,000mm), and ▸ New money of $[250]mm structured as a debt rights offering offered to 1.25L holders • [5]% backstop fee paid in cash; backstopped by Ad Hoc Group members

The 9/29 Company proposal is being made subject to FRE 408 and similar applicable rules of evidence. The Company is not taking a position with respect to valuation and the proposal is intended to achieve a compromise between competing creditor groups that have expressed different views on valuation and the appropriate path forward for the Company. The Company believes that a consensual restructuring with both creditor groups is in the best interests of the Company, all of its stakeholders, and minimizes uncertainty, expense and litigation risk.

Evercore Weil FTI Consulting
1

Highly Confidential
Prepared at the Direction of Counsel
Subject to FRE408

Term Sheet Comparison (Cont'd)

	8/30 Ad Hoc Group Proposal	9/16 Company Counterproposal	9/27 Ad Hoc Group Counterproposal	9/29 Company Global Settlement Proposal
RBL	■ RBL will be satisfied in full through either: ▸ Repayment using a combination of proceeds from DIP to Exit, Rights Offering, cash at emergence ▸ An amended and restated RBL on terms to be negotiated consensually with existing RBL lenders ■ RBL facility size to be reduced to $500mm ■ RBL maturity extended beyond 2022	■ $629mm RBL Facility ▸ First Out Tranche DIP Claims converted into First Out Tranche ▸ Second Out Tranche RBL Claims to be rolled up into the Second Out Tranche; provided, that each holder of RBL Claims that consents to the restructuring may instead elect to participate in the First Out Tranche ■ Rate: L + 250 - 350, based on utilization ■ Maturity: Earlier of (a) [4.5] years from the Effective Date and (b) [7/31/24]	■ Same as 9/16 Company Counterproposal	■ $629mm RBL Facility ▸ First Out Tranche DIP Claims converted into First Out Tranche ▸ Second Out Tranche RBL Claims to be rolled up into the Second Out Tranche; provided, that each holder of RBL Claims that consents to the restructuring may instead elect to participate in the First Out Tranche ■ Rate: L + 250 - 350, based on utilization ■ Maturity: Earlier of (a) [4] years from the Effective Date and (b) [7/31/24]
1.25L Notes	■ Fully equitized; receive [99]% of the reorganized common equity, subject to dilution from conversion of preferred equity and MIP ■ Backstop Ad Hoc Group members receive pro rata share of New 2L Notes for [50]% backstop commitment	■ Receives pro rata recovery of: ▸ [•]% of the reorganized common equity, subject to dilution from the ERO and MIP ▸ Right to participate in [•]% of the ERO	■ Fully equitized; receive 34.6% of the reorganized common equity, subject to dilution from MIP ■ Receive warrants terms TBD	■ Receives pro rata recovery of: ▸ [80]% of the reorganized equity subject to dilution from equity to unsecured claims and existing equity and from the ERO and MIP ▸ Rights to participate in [80]% of the ERO
1.125L Notes	■ Receive pro rata share of $[1,000]mm of New 2L Notes ▸ All accrued and unpaid interest due under the 1.125Ls paid in full in cash ▸ Principal amount of new debt equal to all other outstanding obligations with respect to the 1.125Ls	■ Exchanged into New 2L Notes at par see prior page	■ $800mm of 1.125Ls receive pro rata share of $1,200mm of New 2L Notes ■ $200mm of 1.125L notes equitized for 64.4% of the reorganized common equity, subject to dilution from the MIP ▸ All accrued and unpaid interest due under 1.125Ls paid in full in cash ▸ Principal amount of new debt equal to all other outstanding obligations with respect to the 1.125Ls	■ Exchanged into New 2L Notes at par – see prior page
1.5L Notes[1]	■ If voting in favor of plan: fully equitized; receive [0.9]% of the reorganized common equity, subject to dilution from conversion of preferred equity and MIP ■ If voting against plan: no recovery	■ Receives pro rata recovery of: ▸ [•]% of the reorganized common equity, subject to dilution from the ERO and MIP ▸ Right to participate in [•]% of ERO ▸ [•]% warrants (struck at par plus accrued recovery to the 1.25Ls), subject to dilution from ERO and MIP	■ If voting in favor of plan: fully equitized; receive 0.9 % of the reorganized common equity, subject to dilution from MIP ■ If voting against plan: no recovery	■ Receives pro rata recovery of: ▸ [20]% of the reorganized equity subject to dilution from equity to unsecured claims and existing equity and from the ERO and MIP ▸ Right to participate in [20]% of the ERO

The 9/29 Company proposal is being made subject to FRE 408 and similar applicable rules of evidence. The Company is not taking a position with respect to valuation and the proposal is intended to achieve a compromise between competing creditor groups that have expressed different views on valuation and the appropriate path forward for the Company. The Company believes that a consensual restructuring with both creditor groups is in the best interests of the Company, all of its stakeholders, and minimizes uncertainty, expense and litigation risk.

EVERCORE Weil FTI CONSULTING
2

1. Includes $1,092mm 9.375% Notes due May 2024 and $1,000mm 8.000% Notes due February

Highly Confidential
Prepared at the Direction of Counsel
Subject to FRE408

Term Sheet Comparison (Cont'd)

	8/30 Ad Hoc Group Proposal	9/16 Company Counterproposal	9/27 Ad Hoc Group Counterproposal	9/29 Company Global Settlement Proposal
Unsecured Notes	■ If voting in favor of plan: fully equitized; receive [0.1]% of the reorganized common equity, subject to dilution from conversion of preferred equity and MIP ■ If voting against plan: no recovery	■ Unsecured Notes and general unsecured claims("Unsecured Claims") receive pro rata recovery of: ▶ If class votes to accept the Plan: [•]% of the reorganized equity, subject to dilution from the ERO and MIP ▶ If class votes to reject the Plan: [•]% of the reorganized equity, subject to dilution from the ERO and MIP	■ If voting in favor of plan: fully equitized; receive 0.1 % of the reorganized common equity, subject to dilution from MIP ■ If voting against plan: no recovery	■ [1]% of the reorganized equity, subject to dilution from the ERO and MIP
Trade Creditors	■ [Treatment]	■ GUCs receive same treatment as Unsecured Notes see above	■ Same as 9/16 Company Counterproposal	■ Same as 9/16 Company Counterproposal
Existing Equity	■ No recovery	■ [•]% on account of available assets of EP Energy Corporation, and ■ Receives pro rata recovery of: ▶ If Unsecured Claims and Existing Equity classes vote to accept Plan: [•]% of reorg. equity, subject to dilution from ERO and MIP	■ Same as 9/16 Company Counterproposal	■ [2.5]% on account of available assets of EP Energy Corporation
Jeter	■ NA	■ NA	■ NA	■ Apollo and Access contribute DrillCo at a $[•] equity valuation for [•]% of the post-money reorg. equity
EIP	■ TBD	■ 10% (Details TBD)	■ Same as 9/16 Company Counterproposal[1]	■ 10% pursuant to the term sheet provided
Governance	■ TBD	■ TBD	■ Same as 9/16 Company Counterproposal	■ Same as 9/16 Company Counterproposal
Reorg. Equity Listing	■ Publicly listed on NYSE or other national exchange	■ Publicly listed on NYSE or other national exchange	■ Same as 9/16 Company Counterproposal	■ Same as 9/16 Company Counterproposal
Case Venue	■ Southern District of Texas	■ Southern District of Texas	■ Same as 9/16 Company Counterproposal	■ Same as 9/16 Company Counterproposal

The 9/29 Company proposal is being made subject to FRE 408 and similar applicable rules of evidence. The Company is not taking a position with respect to valuation and the proposal is intended to achieve a compromise between competing creditor groups that have expressed different views on valuation and the appropriate path forward for the Company. The Company believes that a consensual restructuring with both creditor groups is in the best interests of the Company, all of its stakeholders, and minimizes uncertainty, expense and litigation risk.

1. EIP to contain anti dilution protection from warrants

EVERCORE Weil FTI CONSULTING
3

Highly Confidential
Prepared at the Direction of Counsel
Subject to FRE408

Company Global Settlement Proposal – PF Capitalization and S&U

($ in millions)

Illustrative Sources & Uses of Cash

Sources of Cash	
Equity Rights Offering	$250
New 2L Notes	250
Exit Facility Draw	67
Balance Sheet Cash	72
Sources of Cash	**$639**

Uses of Cash	
Repay DIP Facility Balance	$210
Repay Prepet. RBL Facility Balance	297
Pay 1.125L Accrued Interest	26
Exit Costs	48
Repay Jeter RBL Balance	35
Backstop Fees	13
Cash to Balance Sheet	10
Uses of Cash	**$639**

Pro Forma Capital Structure

	Face Value					Cash Interest		Debt / PF LTM Adj. EBITDAX	
	Pre-Txn.	Txn. Adj.	Post-Txn.	Maturity	Coupon	Pre-Txn.	Post-Txn.	Pre-Txn.	Post-Txn.
Cash	$72	($62)	$10						
Secured Debt									
DIP Facility	$210	($210)	$ -	[9/30/20]	L + 350	$12	$ -		
New Exit RBL Facility	-	67	67	[7/31/24]	L + 250	-	5		
L+300 RBL due 2021	297	(297)	-	11/23/21	L + 300	16	-		
7.750% 1.125 Lien Notes due 2026	1,000	(1,000)	-	5/15/26	7.750%	78	-		
8.000% 1.25 Lien Notes due 2024	500	(500)	-	11/29/24	8.000%	40	-		
Priority Lien Debt	**$2,007**	**($1,940)**	**$67**			**$146**	**$5**	**3.3x**	**0.1x**
9.375% 1.5 Lien Notes due 2024	$1,092	($1,092)	$ -	5/1/24	9.375%	$102	$ -		
8.000% 1.5 Lien Notes due 2025	1,000	(1,000)	-	2/15/25	8.000%	80	-		
New 2L Notes due 2026	-	1,250	1,250	[3/31/26]	8.000%	-	100		
Secured Debt	**$4,099**	**($2,782)**	**$1,317**			**$328**	**$105**	**6.7x**	**1.9x**
Unsecured Debt									
9.375% Senior Unsecured Notes due 2020	$182	($182)	$ -	5/1/20	9.375%	$17	$ -		
7.750% Senior Unsecured Notes due 2022	182	(182)	-	9/1/22	7.750%	14	-		
6.375% Senior Unsecured Notes due 2023	324	(324)	-	6/15/23	6.375%	21	-		
Unsecured Debt	**$688**	**($688)**	**$ -**			**$52**	**$ -**		
Total Debt	**$4,787**	**($3,470)**	**$1,317**			**$380**	**$105**	**7.8x**	**1.9x**
Net Debt	*$4,715*	*($3,408)*	*$1,307*					*7.7x*	*1.9x*
Liquidity	**$176**	**$378**	**$555**						
PF LTM Adj. EBITDAX	$612	$76	$688						

Note: Strip pricing as of 9/20/2019

EVERCORE Weil FTI CONSULTING
4